UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 17, 2018

(Date of earliest event reported)

U.S. BANCORP

(Exact name of registrant as specified in its charter)

Delaware	1-6880	41-0255900
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices, including zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

U.S. Bancorp (the “Company”) held its 2018 annual meeting of shareholders on Tuesday, April 17, 2018. Shareholders considered three proposals at the meeting, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 6, 2018 (the “Proxy Statement”). The final voting results are reported below.

Proposal I: Election of fourteen directors to serve for a one-year term until the 2019 annual meeting of shareholders.

The Company’s shareholders elected each of the fourteen nominees for director, and the voting results are set forth below:

Name	For	Against	Abstentions	Broker Non-Votes
Warner L. Baxter	1,226,839,538	15,779,858	3,369,049	207,667,556
Marc N. Casper	1,238,367,990	4,270,195	3,350,260	207,667,556
Andrew Cecere	1,193,687,996	47,872,992	4,427,457	207,667,556
Arthur D. Collins, Jr.	1,190,306,650	49,126,892	6,554,903	207,667,556
Kimberly J. Harris	1,231,060,624	11,775,109	3,152,712	207,667,556
Roland A. Hernandez	1,208,245,598	34,379,673	3,363,174	207,667,556
Doreen Woo Ho	1,236,913,363	5,830,853	3,244,229	207,667,556
Olivia F. Kirtley	1,225,624,983	17,241,421	3,122,041	207,667,556
Karen S. Lynch	1,230,961,504	11,906,214	3,120,727	207,667,556
Richard P. McKenney	1,238,547,567	4,001,266	3,439,612	207,667,556
David B. O’Maley	1,189,779,595	49,336,970	6,871,880	207,667,556
O’dell M. Owens, M.D., MPH	1,202,624,470	37,036,374	6,327,601	207,667,556
Craig D. Schnuck	1,204,819,865	34,041,971	7,126,609	207,667,556
Scott W. Wine	1,069,522,244	171,667,755	4,798,446	207,667,556

Proposal II: Ratification of the selection of Ernst & Young LLP as the Company’s independent auditor for the 2018 fiscal year.

The Company’s shareholders ratified the selection of Ernst & Young LLP, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,414,147,613	36,422,285	3,086,103	—

Proposal III: Advisory vote to approve the compensation of the Company’s executive officers as disclosed in the Proxy Statement.

The Company’s shareholders gave advisory approval of the compensation of the Company’s executive officers as disclosed in the Proxy Statement, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,189,306,583	45,030,660	11,651,202	207,667,556

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By:	/s/ James L. Chosy
James L. Chosy Executive Vice President and General Counsel

Date: April 19, 2018

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